SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    February 22, 1999


WMC Secured Assets Corp.
(Exact name of registrant as specified in its charter)


          United States                      333-59687           95-4683489
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


6320 Canoga Avenue
Woodland Hills, California                                         91367
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (818) 592-2610
Item 5. Other Events

      On February 22, 1999 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated February 22, 1999.
      The Monthly Report is filed pursuant to and in accordance with
      (1) numerous no-action letters (2) current Commission policy in the area.

      A.   Monthly Report Information
           See Exhibit No.1


      B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

      C.   Item 1: Legal Proceedings:  NONE

      D.   Item 2: Changes in Securities:   NONE

      E.   Item 4: Submission of Matters to a Vote of
           Certificateholders:  NONE

      F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
      Exhibit No.

   1.)    Monthly Distribution Report Dated February 22, 1999


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:  22-Feb-99

DISTRIBUTION SUMMARY
                              Pass
      Beginning               Through                Remaining
Class Balance      Principal  Rate       Interest    Balance
A-1   371358402.41 7036941.24    5.01750% 1708016.55  364321461.17
A-2   232000000.00       0.00    5.17750% 1101081.67  232000000.00
M-1    64000000.00       0.00    5.29750%  310786.67   64000000.00
M-2    56000000.00       0.00    5.60750%  287851.67   56000000.00
B      48000000.00       0.00    6.25750%  275330.00   48000000.00
C *   771358402.41       0.00    3.91527%       0.00  764321461.17
A-IO * 80000000.00       0.00    5.50000%  366666.67   80000000.00
R III         0.00       0.00    0.00000%       0.00          0.00
TOTAL:771358402.41 7036941.24             4049733.23  764321461.17

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                    771358402.41
* Class A-IO Interest and Pass-Through Rate
is based on a Notional Balance of:                     80000000.00


AMOUNTS PER $1,000 UNIT

                   Beginning                         Remaining
Class Cusip        Balance    Principal  Interest    Balance








A-1   92928SAE4     928.39601  17.592353  4.27004138   910.8036529
A-2   92928SAF1    1000.00000   0.000000  4.74604168  1000.0000000
M-1   92928SAH7    1000.00000   0.000000  4.85604172  1000.0000000
M-2   92928SAJ3    1000.00000   0.000000  5.14020839  1000.0000000
B     92928SAK0    1000.00000   0.000000  5.73604167  1000.0000000
C     NA            964.19800   0.000000  0.00000000   955.4018265
A-IO  92928SAG8    1000.00000   0.000000  4.58333338  1000.0000000



PRINCIPAL DISTRIBUTION BREAKDOWN
      Monthly                            Overcollateralization
      Principal                          Increase
Class Received     PrepaymentsLiquidation(Reduction)         Total
A-1      270980.39 4524681.90       0.00  2241278.95    7036941.24
A-2           0.00       0.00       0.00        0.00          0.00
M-1           0.00       0.00       0.00        0.00          0.00
M-2           0.00       0.00       0.00        0.00          0.00
B             0.00       0.00       0.00        0.00          0.00

                                         LIBOR:           4.957500%

SEC. 4.03 (iv)
Number of Mortgage Loans outstanding at the
beginning of the Due Period                                   7620
Number of Mortgage Loans outstanding at the
end of the Due Period                                         7578
Pool Principal Balance (Beginning of Due Period)      778982164.49
Pool Principal Balance (End of Due Period)             774186502.2


SEC. 4.03 (vi), (vii)
      Delinquency Information
                   Count      Balance
      30-59 Days           89  7233934.9
      60-89 Days           11 1467940.86
      90+ Days              0       0.00
      * Excludes Bankruptcies, Foreclosures, and REOs.
                                         Number      Balance
      Loans in Foreclosure (LIF):                684   62275550.83
      Newly Commenced LIF:                       238   21763023.99
      Loans in Bankruptcy                         54    6253887.90
      REO's                                        1      31714.26

SEC. 4.03  (viii)
      Aggregate Unpaid Interest Shortfall

                   Class A-1        0.00
                   Class M-1        0.00
                   Class M-2        0.00
                   Class B          0.00
                   Class C    13222426.9
                   Class A-IO       0.00
                   Total      13222426.9

SEC. 4.03  (ix)
Required Overcollateralization Amount                  30800000.00
Overcollateralization Amount as of end of the period    9865041.03









SEC. 4.03 (x)                            Aggregate Amount of
                   Realized Loss         Realized Losses
                     Amount              since Cut-Off
      Class M-1          0.00                   0.00
      Class M-2          0.00                   0.00
      Class B            0.00                   0.00
      Total              0.00                   0.00

SEC. 4.03  (xi)
      Weighted Average Remaining Term to Maturity
      of the Mortgage Loans                                 354.58

SEC. 4.03  (xii)
      Weighted Average Net Mortgage Rate                   9.68896%

SEC. 4.03  (xiii)
      Pass through Rate on Class A-1, A-2
      and Subordinate Certificates
                   A-1           5.01750%
                   A-2           5.17750%
                   M-1           5.29750%
                   M-2           5.60750%
                   B             6.25750%
                   C             3.91527%
                   A-IO          5.50000%

      Pass Through Rate on each Component
                                                     Ending
                                         Rate        Balance
                       Component C-A-1       4.10662% 364321461.17
                       Component C-A-2       3.94662% 232000000.00
                       Component C-M-1       3.82662%  64000000.00
                       Component C-M-2       3.51662%  56000000.00
                       Component C-B         2.86662%  48000000.00
                       Component A-IO-A      1.50000%           NA
                       Component A-IO-B      1.50000%           NA
SEC. 4.03  (xiv)       Component A-IO-C      2.50000%           NA

SEC. 4.03 (xxv)    Senior Enhancement Percentage,
                   as of the end of the period            22.97444%

SEC. 4.03 (xxvi)   Servicing Fee                         329444.54

                   Available Funds Cap Carryover Amount

                   Available Funds Cap   Amount paid from
                   Carryover Amount      Reserve Account
      Class A-1          0.00                   0.00
      Class A-2          0.00                   0.00
      Class M-1          0.00                   0.00
      Class M-2          0.00                   0.00
      Class B            0.00                   0.00
      Total              0.00                   0.00












      SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      WMC SECURED ASSETS CORP.
WMC MORTGAGE PASS-THROUGH CERTIFICATES
      SERIES 1998-B

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        The First National Bank of Chicago



Dated: February 28, 1999